SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: May 20, 1996

                            SIGNET HELOC TRUST 1995-A
             (Exact name of registrant as specified in its charter)

         Virginia                         33-97660           54-1088621
(State or other jurisdiction of       (Commission          (IRS Employer
       incorporation)                  File Number)       Identification No.)

7 North Eighth Street, Richmond, Virginia                       23219
  (Address of principal executive offices)                    (Zip Code)

              (Registrant's telephone number, including area code):
                                 (804) 771-7814

                     The exhibit index is located on page 4.

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ITEM 5           OTHER EVENTS.

                 The March, 1996 Statement to Investor Certificateholders was distributed May 20, 1996.

ITEM 7 (C)       EXHIBITS.

                 The following are filed as exhibits to this Report under
                 Exhibit 20:

                 Statement to Investor Certificateholders for the period from April 1, 1996 to April 30, 1996.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SIGNET HELOC TRUST 1995-A

                                            By: SIGNET BANK

                                            By:   /s/ SUZANNE BACHMAN
                                                 Suzanne Bachman
                                                 Senior Vice President

Date:  May 20, 1996

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    EXHIBITS

                                       TO

                                    FORM 8-K

                            SIGNET HELOC TRUST 1995-A
             (Exact name of registrant as specified in its charter)

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                               INDEX TO EXHIBITS

                                                                    SEQUENTIALLY
EXHIBIT                                                               NUMBERED
NUMBER         EXHIBITS                                                 PAGE

    1          Statement to Investor Certificateholders                      05
               for the period April 1, 1996 to April 30, 1996.